                           ASSET PURCHASE AGREEMENT
                                   between
                         OUTBOARD MARINE CORPORATION
                                     and
                           HARVARD INDUSTRIES, INC.


    THIS ASSET PURCHASE AGREEMENT (the "Agreement"), dated as of November 29 1999, among OUTBOARD MARINE CORPORATION, a Delaware corporation (the "Seller") and HARVARD INDUSTRIES, INC., a Delaware corporation, (the "Purchaser").


                                  WITNESETH:

    WHEREAS, Seller owns certain tooling, machinery and equipment located at its Milwaukee, Wisconsin facility; and

    WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the tooling, machinery and equipment, on the terms and subject to the conditions hereinafter set forth;

    NOW, THEREFORE, the parties hereto do hereby agree as follows:

1.  SALE OF ASSETS

    1.1 Purchased Assets. In reliance upon the representations, warranties and agreements herein contained and upon the terms and subject to the conditions set forth in this Agreement, Seller hereby agrees to sell, assign, transfer, convey and deliver to Purchaser, and Purchaser hereby agrees to purchase and acquire from Seller on an as is, where is basis all of Seller's right, title and interest, free and clear of liens and encumbrances, in and to all of the following assets, rights and interests as the same exist on the date hereof (all of such assets, rights and interests of Seller being referred to herein as the "Purchased Assets"):


           See Exhibit A, attached hereto and incorporated herein.

    1.2 Closing. The closing of such sale and purchase (the "Closing") shall take place at 10:00 A.M., Eastern Daylight time, on November 30, 1999 or at such other time and date as the parties hereto shall agree in writing (the "Closing Date"), at such place as the parties hereto shall agree in writing. At the Closing, Seller shall deliver to Purchaser a bill of sale in the form of Exhibit "B", attached hereto and incorporated herein.

    1.3 Purchase Price: Manner of Payment. The total consideration for the Purchased Assets (the "Consideration"), shall be: Nine Hundred Ten Thousand Dollars ($910,000.00), in the form of a check, or wire transfer, one-third (1/3) payable upon the signing of this agreement, one-third (1/3) payable on January 15, 2000, and one-third (1/3) payable on February 28, 2000.


2.  REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser that the execution and delivery of this Agreement and the performance by the Seller of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary acts on the part of Seller and no further acts are required to approve the execution and delivery of this Agreement, the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby.

3.  CONDITIONS TO OBLIGATIONS OF PURCHASER

All obligations of Purchaser under this Agreement are subject to the fulfillment, at or prior to the Closing Date, of the following conditions;

      3.1 Representations and Warranties of Seller. All representations and warranties made by Seller in this Agreement shall be true and correct on and as of the Closing Date.

      3.2 Deliveries to Purchaser. Seller shall have delivered to Purchaser a Bill of Sale conveying the Purchased Assets to Purchaser substantially in the form of Exhibit B hereto.

4. CONDITIONS TO OBLIGATIONS OF SELLER

      4.1 Obligations. All obligations of Seller under this Agreement are subject to the fulfillment, at or prior to the Closing Date, of the following conditoins;

      4.2  Purchase Price. Purchaser shall deliver to Seller the Purchase
Price.

5. TERMINATION

      5.1 Termination of Agreement. This Agreement may be terminated at any time prior to the Closing:

          (a) by mutual written consent of the Purchaser and the Seller; or

          (b) by either the Purchaser or the Seller, if the Closing shall not have occurred on or before December 15, 1999; or

      5.2 Procedure and Effect of Termination. In the event of termination of this Agreement by either or both of the parties pursuant to Section 5.1 hereof, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become void and there shall be no liability on the part of the parties hereto (or their respective officers, directors or affiliates), except that nothing herein shall relieve either party from liability for any willful breach thereof.

6.  MISCELLANEOUS PROVISIONS

     6.1 Publicity and Non-Disclosure. Neither Seller nor Purchaser shall issue or cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other parties hereto, which consent shall not be unreasonably withheld, and shall not be withheld where such release or announcement is required by applicable law or is made on advice of counsel to Purchaser.

     6.2 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, heirs, representatives and assigns, as the case may be.

     6.3 Brokers and Finders. Seller and Purchaser represent and warrant to each other that he or it has nor engaged any broker, finder or investment banker in connection with the transactions contemplated by this Agreement.

     6.4 Expenses. Except as otherwise provided in this Agreement, the parties hereto shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants.

     6.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

          (a)   if to Purchaser, to:

                Outboard Marine Corporation
                Attn: Gordon G. Repp
                100 Sea Horse Drive
                Waukegan, Illinois 60085

          (b) if to Seller, to:

                Harvard Industries, Inc.
                Attn: D. Craig Bowman
                3 Werner Way
                Lebanon, New Jersey 08833

or to such other persons or at such other addresses as shall be furnished by any party by like notice to the others, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed.

     6.6 Entire Agreement. This Agreement, together with the Exhibits attached hereto, represents the entire agreement and understanding of the parties hereto with reference to the transactions set forth herein, and no representations, warranties or covenants have been made in connection with this Agreement other than those expressly set forth herein, in the Schedules or in the certificates, agreements and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

     6.7 Waivers, Amendments and Remedies. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by Purchaser and Seller or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any waiver on the party of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any part may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement among the parties) as to which there is no inaccuracy or breach.

     6.8 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.

     6.9 Section Headings. The Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

    6.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. All references herein to Sections, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

    6.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

    6.12 Exhibits and Schedules. The Exhibits and Schedules attached hereto are a part of this Agreement as if fully set forth herein.

    6.13 Parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party hereto any rights or remedies hereunder.

    IN WITNESS WHEREOF, Seller and Purchaser have caused this Agreement to be signed all as of the date first written above.

    Seller: OUTBOARD MARINE CORPORATION

                  By: /s/ S. Meurlot
                      ----------------------------

                  Title: V.P. Marketing
                         -------------------------

    Purchaser: HARVARD INDUSTRIES, INC.

                  By: /s/ Signature
                      ----------------------------

                  Title: Executive Vice President